Exhibit 99.1

News Release
CRESTWOOD EQUITY PARTNERS LP
811 Main Street, Suite 3400
Houston, TX 77002
www.crestwoodlp.com

Crestwood Appoints Two New Independent Directors Solidifying its Leading MLP Corporate Governance Model

HOUSTON, TEXAS – November 11, 2021 – Crestwood Equity Partners LP (NYSE: CEQP) (“Crestwood”) announced today that Angela A. Minas and Clay C. Williams have been appointed to serve on the Board of Directors of its general partner effective January 1, 2022.

“I am pleased to welcome Angela and Clay to the Crestwood Board of Directors. Both of these highly regarded individuals bring a wealth of U.S. and global industry experience and perspective to our boardroom that will greatly benefit Crestwood as we navigate the dynamic energy industry and take advantage of opportunities to continue building a leading midstream infrastructure company,” said Robert G. Phillips, Chairman, President and Chief Executive Officer of Crestwood’s general partner. “As we continue to scale our business and advance our sustainability strategies, we remain resolute on enhancing our approach to strong corporate governance. As a result of the First Reserve buy-out in March 2021, and through these appointments, Crestwood further improves its board independence, adding broad industry expertise and diversity, as we move towards our first unitholder vote in the spring of 2022.”

Ms. Minas brings an extensive MLP background and broad experience across the energy value chain to the Crestwood board where she will serve on the audit and compensation committees. She currently serves on the Board of Directors of the general partner of Westlake Chemical Partners (NYSE: WLKP) where she sits on the audit and conflicts committees, and serves as a director of Vallourec S.A., (Euronext: VK) a world leader in premium tubular solutions, where she serves as the chair of the audit committee. Ms. Minas has previously served on the boards of CNX Midstream Partners, Weatherford International (NASDAQ: WFRD), and Ciner Resources LP (NYSE: CINR). During her career, she was Vice President and Chief Financial Officer of DCP Midstream and Chief Financial Officer, Chief Accounting Officer and Treasurer for Constellation Energy Partners. Ms. Minas holds a Bachelor of Arts and a Master of Business Administration from Rice University where she currently serves as a member of the Council of Overseers of the Rice University Graduate Business School.

Mr. Williams brings deep financial, technical, and operational expertise to the Crestwood board where he will be a member of the compensation committee. He currently serves as Chairman, President and Chief Executive Officer of NOV Inc. (NYSE: NOV) (“NOV”), a multinational oilfield services company with more than 25,000 employees across 61 countries that is a provider of expert solutions, equipment and operational support for the drilling and production industries. Mr. Williams brings a unique perspective with more than 35 years of global energy industry experience to the Crestwood board, having served as NOV’s Chief Operating Officer and Chief Financial Officer and in numerous financial roles with Varco before its merger with National Oilwell in 2005. From 2009 – 2019, Mr. Williams served on the board of Benchmark Electronics (NYSE: BHE). Mr. Williams holds a Bachelor of Science degree in Civil & Geological Engineering from Princeton University and a Master of Business Administration from the University of Texas.

Corporate Governance Update

With the addition of Ms. Minas and Mr. Williams, the Crestwood Board of Directors will consist of nine members of which 89% are independent, 33% are female representatives, and 44% have three or less years of tenure. Ms. Minas and Mr. Williams will replace the two First Reserve board members that resigned in March 2021. Additionally, Crestwood has expanded its board committees to include nominating and governance which complements the existing board oversight of audit, compensation, finance, and sustainability committees. Among other things, the new nominating and governance committee will conduct an annual review of board assignments, with potential for rotations as appropriate, to ensure the Board remains innovative and forward thinking. As announced earlier this year, Crestwood will transition to an elected board with proxy access beginning in the spring of 2022. At that time, three current board members will be voted on by unitholders, with one third of the board eligible for re-election each year. Additionally, as recently announced, Oasis Petroleum Inc. (NASDAQ: OAS) will have the right to appoint up to two additional directors to the Crestwood board, subject to ongoing minimum ownership levels, after the completion of the merger with Oasis Midstream Partners LP (NASDAQ: OMP) which is expected in the first quarter of 2022.

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NEWS RELEASE

About Crestwood Equity Partners LP

Houston, Texas, based Crestwood Equity Partners LP (NYSE: CEQP) is a master limited partnership that owns and operates midstream businesses in multiple shale resource plays across the United States. Crestwood is engaged in the gathering, processing, treating, compression, storage and transportation of natural gas; storage, transportation, terminalling and marketing of NGLs; gathering, storage, terminalling and marketing of crude oil; and gathering and disposal of produced water. Visit Crestwood Equity Partners LP at www.crestwoodlp.com; and to learn more about Crestwood’s sustainability efforts, please visit https://esg.crestwoodlp.com.

Forward Looking Statements

This press release may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal securities law. Such forward-looking statements include, among others, statements regarding the anticipated completion of the proposed transaction with Oasis Midstream Partners LP (“Oasis Midstream”) and the timing thereof, and are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. These risks and assumptions are described in Crestwood’s annual reports on Form 10-K and other reports that are available from the United States Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s view only as of the date made. We undertake no obligation to update any forward-looking statement, except as otherwise required by law.

No Offer or Solicitation

This communication relates to the proposed transaction between Oasis Midstream Partners LP and Crestwood. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where You Can Find It

In connection with the proposed transaction, Crestwood will file a registration statement on Form S-4, including a preliminary consent statement/prospectus for the unitholders of Oasis Midstream with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND UNITHOLDERS OF CRESTWOOD AND OASIS MIDSTREAM ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PRELIMINARY CONSENT STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. The definitive consent statement/prospectus, when available, will be sent to unitholders of Oasis Midstream in connection with the solicitation of consents of Oasis Midstream unitholders relating to the proposed transactions. Investors and unitholders may obtain a free copy of the preliminary or definitive consent statement/prospectus (each when available) filed by Crestwood or Oasis Midstream with the SEC from the SEC’s website at www.sec.gov. Unitholders and other interested parties will also be able to obtain, without charge, a copy of the preliminary or definitive consent statement/prospectus and other relevant documents (when available) from Crestwood’s website at https://www.crestwoodlp.com/investors/ or from Oasis Midstream’s website at http://oasismidstream.investorroom.com.

NEWS RELEASE

Participants in the Solicitation

Crestwood, Oasis Midstream and their respective directors, executive officers and general partners, and Oasis Petroleum Inc. and its directors and executive officers, may be deemed to be participants in the solicitation of consents from the unitholders of Oasis Midstream in respect of the transactions. Information about these persons is set forth in the Crestwood’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, Oasis Midstream’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 8, 2021, and subsequent statements of changes in beneficial ownership on file for each of Crestwood and Oasis Midstream with the SEC. Unitholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ unitholders generally, by reading the preliminary or definitive consent statement/prospectus, or other relevant documents regarding the transaction (if and when available), which may be filed with the SEC.

Source: Crestwood Equity Partners LP

Crestwood Equity Partners LP

Investor Contacts

Josh Wannarka, 713-380-3081

josh.wannarka@crestwoodlp.com

Senior Vice President, Investor Relations, ESG & Corporate Communications

Rhianna Disch, 713-380-3006

rhianna.disch@crestwoodlp.com

Director, Investor Relations

Sustainability and Media Contact

Joanne Howard, 832-519-2211

joanne.howard@crestwoodlp.com

Vice President, Sustainability and Corporate Communications

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